UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  July  23,  2004


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         0-20022          31-1227808
    --------                         -------          ----------
    (State or other jurisdiction     (Commission      (IRS Employer
      of incorporation)              File number)     Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------


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Item  2.  Acquisition  or  Disposition  of  Assets.
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     On July 23, 2004, Pomeroy IT Solutions, Inc. (Nasdaq: PMRY) ("Pomeroy") and
Pomeroy Acquisition Sub, Inc. ("PAS"), a wholly owned subsidiary of Pomeroy, completed the merger with Alternative Resources Corporation (OTCBB: ALRC)
("ARC").   On  May  11,  2004,  the  parties  entered  into  a definitive merger agreement (the "Agreement") for PAS to acquire ARC. The merger was approved by ARC shareholders at a meeting held on July 22, 2004.

     The merger with ARC represents a significant step in Pomeroy's business strategy to expand its services business. ARC reported revenue of approximately $138.1 million for calendar year 2003 and approximately $29.1 million for the first quarter of 2004. The merger will nearly double total service revenue for Pomeroy based on historical performance. In addition, with the anticipated recovery of IT spending, it is believed that the merger represents an opportunity to increase revenue growth. The merger adds approximately 2000 technical personnel to Pomeroy as well as some major new customers. The additional technical personnel also allows Pomeroy to add new services capabilities.

     Under the terms of the Agreement, the stockholders of ARC received $.70 per share in cash for each share of ARC common stock, $.01 par value, issued and outstanding immediately prior to the effective time of the merger including all shares of stock issued upon the exercise of vested stock options immediately prior to the merger. In connection with the merger, Pomeroy retired all of ARC's interest-bearing debt and purchased outstanding warrants for the difference between $.70 per share and the exercise price per share of each outstanding warrant. The cash consideration paid, including the cost of all stock, stock options and warrants purchased and the amount of ARC net debt retired, was approximately $46.1 million, which was funded from cash on hand and borrowings under Pomeroy's existing line of credit.

     As of July 23, 2004, ARC's net debt outstanding consisted of approximately $13.6 million under a revolving credit facility from Fleet Capital Corporation and $15.2 million in Senior Subordinated Secured Convertible Notes held by
Wynnchurch Capital Partners, L.P. and Wynnchurch Capital Partners Canada, L.P. plus accrued interest and fees.

     Pomeroy believes that it can improve the bottom line performance of ARC's business, in part, by eliminating the very expensive financing costs incurred by ARC, including an interest rate of 16% on the Senior Subordinated Secured Convertible Notes that resulted in total interest expense in calendar year 2003 of over $4 million. Pomeroy also anticipates a reduction in combined SG&A expenses due to the centralization of common tasks, and a write-down of ARC's capitalized software investment on the opening balance sheet, resulting in a reduction in the amount of annual depreciation expense on a going forward basis.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Pomeroy has engaged a third party valuation firm to estimate the fair value of certain intangible assets acquired in connection with the merger. Certain of these assets would be subject to


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amortization  over lives ranging from three to ten years.  Pomeroy believes that this amortization expense will offset, but not significantly reduce, the reduction in expenses described above.

     There is no material relationship between Pomeroy or its affiliates and ARC.

     A copy of the news release is attached to this Form 8-K as exhibit 99.1.

           Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not purely historical, which constitute "forward-looking statements" for purposes of the Securities Act of 1933 and the Securities and Exchange Act of 1934, as amended. As such, these statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those projected or anticipated. These statements are based on information available to Pomeroy as of the date hereof and Pomeroy disclaims any intention or obligation to update any such forward-looking statements. Factors related to the merger as well as estimated future operating results which could have an adverse impact on the merger or cause actual results to differ materially from current expectations include, but are not limited to, adverse conditions in the financial markets relevant to the proposed merger, the inability to successfully integrate ARC's business and employees into Pomeroy's business and workforce, higher than expected costs associated with the merger, the estimated needs of customers as conveyed to Pomeroy and ARC, market conditions including the overall demand for IT products and services, the terms of applicable agreements and certification programs and the assumptions regarding Pomeroy's and ARC's performance thereunder, the companies' ability (after integration of ARC's business) to attract and retain technical personnel and to identify and develop expertise in future-demanded services, the nature and volume of products and services anticipated to be delivered and the companies' ability to obtain sufficient volumes of products and provide services.


Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------
(a)  Financial  statements  of  businesses  acquired.
          The financial statements required by this item are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than October 6, 2004.

(b)  Pro  forma  financial  information.
          The pro forma financial information required by this item is not included in this Current Report on Form 8-K. Pro forma financial information will be provided in an


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          amendment  to  this Current Report on Form 8-K as soon as practicable, but  no  later  than  October  6,  2004.

(c)  Exhibits
2.1 Agreement and Plan of Merger dated as of May 11, 2004 by and among Pomeroy IT Solutions, Inc., Pomeroy Acquisition Sub, Inc. and Alternative Resources Corporation (hereby incorporated by reference to Exhibit 10(I) to the Pomeroy IT Solutions, Inc. report on Form 10-Q filed on May 17,
      2004).

99.1  Press  release  dated  July  23,  2004.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  IT  SOLUTIONS,  INC.
                              -----------------------------


Date:  August 9, 2004             By:  /s/  Michael E. Rohrkemper
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer


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